Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 17, 2010, is by and between SKYPOSTAL NETWORKS, INC., a Nevada corporation (the “Company”), and each of the entities whose names appear on the signature pages hereof.  Such entities are each referred to herein as an “Investor” and, collectively, as the “Investors”.

The Company has agreed, on the terms and subject to the conditions set forth in the Note Purchase Agreement, dated as of May 17, 2010 (the “Note Purchase Agreement”), to issue and sell to each Investor named therein (A) one or more Senior Secured Convertible Notes in the form attached to the Note Purchase Agreement (each, a “Note” and, collectively, the “Notes”) and (B) one or more Warrants in the respective forms attached to the Note Purchase Agreement (each, a “Warrant” and, collectively, the “Warrants”).

The Notes are convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Warrants are exercisable into shares of Common Stock (the “Warrant Shares”) in accordance with their terms.

In order to induce each Investor to enter into the Note Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”), and under applicable state securities laws.

In consideration of each Investor entering into the Note Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	DEFINITIONS.

For purposes of this Agreement, the following terms shall have the meanings specified:

“Business Day” means any day other than a Saturday, a Sunday or a day on which the Commission is closed or on which banks in the City of New York are authorized by law to be closed.

“Commission” means the Securities and Exchange Commission.

“Effective Date” means the date on which the Registration Statement is declared effective by the Commission.

“Effectiveness Deadline” means the ninetieth (90th) day following the date on which demand for registration is made pursuant to Section 2(a) hereof.

“Filing Deadline” means the sixtieth (60th) calendar day following a written demand delivered to the Company by the holders of a majority of the Registrable Securities issued or issuable under the Notes and the Warrants (without giving effect to any limitations on such issuance).

“Holder” means any person owning or having the right to acquire, through conversion of the Notes or exercise of the Warrants or otherwise, Registrable Securities, including initially each Investor and thereafter any permitted assignee thereof.

“Registrable Securities” means the Conversion Shares and the Warrant Shares, and any other shares of Common Stock issuable pursuant to the terms of the Notes or the Warrants, and any shares of capital stock issued or issuable from time to time (with any adjustments) in replacement of, in exchange for or otherwise in respect of the Conversion Shares or the Warrant Shares.

“Registration Period” has the meaning set forth in paragraph 2(c) below.

“Registration Statement” means the Registration Statement or statements prepared in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act (“Rule 415”) or any successor rule providing for the offering of securities on a continuous or delayed basis.

Capitalized terms used herein and not otherwise defined shall have the respective meanings specified in the Note Purchase Agreement.

2.             REGISTRATION.

(a)           Filing of Registration Statement.  At any time and from time to time until the date on which all of the Registrable Securities eligible for resale thereunder have been publicly sold pursuant to either the Registration Statement or Rule 144, the Holders may make a written demand for registration under the Securities Act of all or part of their Registrable Securities. On or before the Filing Deadline, the Company shall prepare and file with the Commission the Registration Statement on Form S-3, or such other form for which the Company shall qualify, as a “shelf” registration statement under Rule 415 covering the resale of the number of shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants (such number to be determined without regard to any restriction on such conversion or exercise). Such Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon the conversion of the Notes and exercise of the Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events. The parties acknowledge that Registrable Securities may be required to be excluded from a Registration Statement due to applicable law or Commission policy and that the Company shall not be deemed in breach of its obligations hereunder in the event of any such exclusion.

(b)           S-1 Registration Statement.  Notwithstanding the foregoing paragraph 2(a), if on Filing Deadline the Company does not meet the eligibility requirements for filing the Registration Statement on Form S-3, then the Company shall instead prepare and file with the Commission the Registration Statement meeting the foregoing requirements on Form S-1.  In the event that the Company files the Registration Statement on Form S-1 and thereafter meets the eligibility requirements to use Form S-3 for the resale of Registrable Securities by the Investor, the Company shall re-file such Registration Statement, or file a new Registration Statement covering at least the number of shares then registered on the existing Registration Statement(s) (and not previously sold pursuant to an existing Registration Statement or pursuant to Rule 144 under the Securities Act (“Rule 144”)), on Form S-3 as promptly as practicable (but in no event later than thirty (30) days) after the Company meets such requirements.

(c)           Effectiveness.  The Company shall use reasonable best efforts to cause the Registration Statement to become effective as soon as practicable following the filing thereof but in no event later than the Effectiveness Deadline, and shall respond promptly to any and all comments made by the staff of the Commission on with respect to the Registration Statement. The Company shall submit to the Commission, within two (2) Business Days after the Company learns that no review of such Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on such Registration Statement, as the case may be, a request for acceleration of the effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request.  The Company will maintain the effectiveness of the Registration Statement filed pursuant to this Agreement until the earliest to occur of (i) the date on which all of the Registrable Securities eligible for resale thereunder have been publicly sold pursuant to either the Registration Statement or Rule 144, and (ii) the date on which all of the Registrable Securities remaining to be sold under such Registration Statement (in the reasonable opinion of counsel to the Company) may be immediately sold to the public under Rule 144 without regard to the number of shares that may be sold by a Holder during any period (the period beginning on the Closing Date and ending on the earliest to occur of (i) or (ii) above being referred to herein as the “Registration Period”).

(d)           Allocation of Conversion Shares and Warrant Shares. The initial number of Conversion Shares and Warrant Shares included in any Registration Statement and each increase in the number thereof included therein shall be allocated pro rata among the Holders based on the aggregate number of Registrable Securities issuable to each Holder at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the Commission (such number to be determined using the Conversion Price or Exercise Price, as applicable, in effect at such time and without regard to any restriction on the ability of a Holder to convert such Holder’s Note or exercise such Holder’s Warrant as of such date).  In the event that a Holder sells or otherwise transfers any of such Holder’s Registrable Securities, each transferee shall be allocated the portion of the then remaining number of Registrable Securities included in such Registration Statement allocable to the transferor.

(e)           Registration of Other Securities.  The Company shall be permitted to include on the Registration Statement shares of Common Stock issuable pursuant to securities outstanding on the date of this Agreement, provided that if all of the Registrable Securities to be included in a Registration Statement filed hereunder cannot be so included due to applicable law or Commission policy, the Company shall not be permitted to include such other shares of Common Stock. The Company may not, while any Registrable Securities are outstanding, file a registration statement covering any securities other than Registrable Securities or such outstanding securities without the prior written consent of the holders of a majority of the Registrable Securities into which all of the Note and Warrants then outstanding are convertible or exercisable (without regard to any limitation on such conversion or exercise).

(f)            Liquidated Damages.  If: (i) a Registration Statement covering the Registrable Securities is not filed with the Commission on or prior to the applicable Filing Deadline; or (ii) a Registration Statement is not declared effective on or prior to the applicable Effectiveness Deadline; or (iii) after the effective date of any Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement or the Holders are otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities for more than an aggregate of sixty (60) calendar days during any twelve (12) month period (which need not be consecutive calendar days) (any such failure or breach being referred to as an “Event), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each monthly anniversary of each such Event until the applicable Event is cured, the Company shall pay to each Holder on a monthly basis within five (5) Business Days of the end of the month an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.5% of the aggregate amount invested by such Holder.  If the Company fails to pay any partial liquidated damages pursuant to this Section in full within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of 10% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to such Holder accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full.  The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event. In no event shall any liquidated or other damages accrue as a result of the exclusion of Registrable Securities from a Registration Statement due to applicable law or Commission policy.

3.             OBLIGATIONS OF THE COMPANY.

In addition to performing its obligations hereunder, including without limitation those pursuant to Section 2 above, the Company shall, with respect to the Registration Statement:

(a)           prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act or to maintain the effectiveness of such Registration Statement during the Registration Period, or as may be reasonably requested by a Holder in order to incorporate information concerning such Holder or such Holder’s intended method of distribution;

(b)           at such time following the Closing that the Company is eligible to do so, use commercially reasonable efforts to secure the listing on the Principal Market of all Registrable Securities issuable upon conversion of the Notes and exercise of the Warrants, and at any Holder’s request, provide such Holder with reasonable evidence thereof;

(c)           so long as the Registration Statement is effective covering the resale of the applicable Registrable Securities owned by a Holder, furnish to each Holder such number of copies of the prospectus included in such Registration Statement, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of such Holder’s Registrable Securities;

(d)           use commercially reasonable efforts to register or qualify the Registrable Securities under the securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested from time to time by a Holder, and do any and all other acts or things which may reasonably be necessary or advisable to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

(e)           notify each Holder immediately after becoming aware of the occurrence of any event (but shall not, without the prior written consent of such Holder, disclose to such Holder any facts or circumstances constituting material non-public information) as a result of which the prospectus included in such Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and as promptly as practicable prepare and file with the Commission and furnish to each Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(f)            use commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to use commercially reasonable efforts obtain the withdrawal thereof at the earliest possible time and to notify each Holder in writing of the issuance of such order and the resolution thereof;

(g)           furnish to each Holder, on the date that such Registration Statement, or any successor registration statement, becomes effective, a letter, dated such date, signed by an officer of or counsel to the Company and addressed to such Holder, confirming such effectiveness and, to the knowledge of  such counsel, the absence of any stop order;

(h)           provide to each Holder and its representatives the reasonable opportunity to conduct a reasonable inquiry of the Company’s financial and other records during normal business hours and make available during normal business hours and with reasonable advance notice its officers, directors and employees for questions regarding information which such Holder may reasonably request in order to fulfill any due diligence obligation on its part;

(i)           permit counsel for each Holder to review such Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission concerning such Holder and/or the transactions contemplated by the Transaction Documents and the Company’s responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company); and

(j)           in the event that, at any time, the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities issuable under the Notes and Warrants (such number to be determined using the Conversion Price or Exercise Price, as applicable, in effect at such time and without regard to any restriction on the ability of any Holder to convert such Holder’s Note or exercise such Holder’s Warrant) the Company shall promptly amend such Registration Statement or file a new registration statement, in any event as soon as practicable, but not later than the tenth (10th) day following notice from a Holder of the occurrence of such event, so that such Registration Statement or such new registration statement, or both, covers no less than all of the Registrable Securities eligible for resale thereunder and issuable under the Notes and Warrants (such number to be determined using the Conversion Price or Exercise Price, as applicable, in effect at the time of such amendment or filing and without regard to any restriction on the ability of any Holder to convert such Holder’s Note or exercise such Holder’s Warrant). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. Any Registration Statement filed pursuant to this paragraph 3(j) shall state that, to the extent permitted by Rule 416 under the Securities Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Note and exercise of the Warrants in order to prevent dilution resulting from stock splits, stock dividends or similar events.

4.           OBLIGATIONS OF EACH HOLDER.

In connection with the registration of Registrable Securities pursuant to the Registration Statement, each Holder shall:

(a)    timely furnish to the Company (i) a completed Shareholder Questionnaire and (ii) such information in writing regarding itself and the intended method of disposition of such Registrable Securities as the Company shall reasonably request in order to effect the registration thereof;

(b)    upon receipt of any notice from the Company of the happening of any event of the kind described in paragraphs 3(e) or 3(f), immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement as described in paragraph 3(e) or withdrawal of the stop order referred to in paragraph 3(f), and use commercially reasonable efforts to maintain the confidentiality of such notice and its contents;

(c)    to the extent required by applicable law, deliver a prospectus to the purchaser of such Registrable Securities;

(d)    notify the Company when it has sold all of the Registrable Securities held by it; and

(e)    notify the Company in the event that any information supplied by such Holder in writing for inclusion in such Registration Statement or related prospectus is untrue or omits to state a material fact required to be stated therein or necessary to make such information not misleading in light of the circumstances then existing; immediately discontinue any sale or other disposition of such Registrable Securities pursuant to such Registration Statement until the filing of an amendment or supplement to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and use commercially reasonable efforts to assist the Company as may be appropriate to make such amendment or supplement effective for such purpose.

5.             INDEMNIFICATION.

In the event that any Registrable Securities are included in the Registration Statement under this Agreement:

(a)           To the extent permitted by law, the Company shall indemnify and hold harmless each Holder, the officers, directors, employees, agents and representatives of such Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including reasonable legal expenses or other expenses reasonably incurred in connection with investigating or defending same, “Losses”), insofar as any such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement under which such Registrable Securities were registered, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  Subject to the provisions of paragraph 5(c) below, the Company will reimburse such Holder, and each such officer, director, employee, agent, representative or controlling person, for any reasonable legal expenses or other out-of-pocket expenses as reasonably incurred by any such entity or person in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon (i) any disclosure that is based upon or in conformity with written information furnished by such person expressly for use in such Registration Statement or (ii) a failure of such person to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Company, if such delivery is required by applicable law.

(b)           To the extent permitted by law, each Holder who is named in such Registration Statement as a selling shareholder, acting severally and not jointly, shall indemnify and hold harmless the Company, the officers, directors, employees, agents and representatives of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon (i) any disclosure or any omission or alleged omission (to state a material fact required to be stated therein or necessary to make statements therein not misleading) that is based upon or in conformity with written information furnished (or not furnished, in the case of an omission) by such person expressly for use in such Registration Statement, or (ii) a failure of such Holder to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Company, if such delivery is required under applicable law . Subject to the provisions of paragraph 5(c) below, such Holder will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided, further, that, in no event shall any indemnity under this paragraph 5(b) exceed the net proceeds resulting from the sale of the Registrable Securities sold by such Holder under such Registration Statement.

(c)           Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, promptly deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel selected by the indemnifying party and reasonably acceptable to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the delivery of notice of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

(d)           In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Holder in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Holder be responsible for any amount in excess of the net proceeds resulting from the sale of the Registrable Securities sold by it under the Registration Statement.  Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Holder.  The Company and each Holder agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.  For purposes of this Section 5, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

(e)           The obligations of the Company and each Holder under this Section 5 shall survive the conversion of the Note and exercise of the Warrants in full, the completion of any offering or sale of Registrable Securities pursuant to the Registration Statement under this Agreement, or otherwise.

6.           REPORTS.

With a view to making available to each Holder the benefits of Rule 144 and any other similar rule or regulation of the Commission that may at any time permit such Holder to sell securities of the Company to the public without registration, the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144;

(b)           file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c)           furnish to such Holder, so long as such Holder owns any Registrable Securities, promptly upon written request (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144 and the Exchange Act, (ii) to the extent not publicly available through the Commission’s EDGAR database, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the Commission, and (iii) such other information as may be reasonably requested by such Holder in connection with such Holder’s compliance with any rule or regulation of the Commission which permits the selling of any such securities without registration.

6A.           PIGGYBACK RIGHTS.

(a)           Whenever the Company proposes to register any of its securities for its own account or the account of any holders of such securities, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to all Holders of its intention to effect such a registration (but in no event less than ten (10) days prior to the anticipated filing date) and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) Business Days after the date of the Company’s notice (a “Piggyback Registration”). Any Holder that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth (5th) Business Day prior to the planned effective date of such Piggyback Registration. The Company may terminate or withdraw any registration under this Section 6A prior to the effectiveness of such registration, whether or not any Holder has elected to include Registrable Securities in such registration.

(b)           If the registration referred to in Section 6A(a) is proposed to be underwritten, the Company will so advise all Holders as a part of the written notice given pursuant to Section 6A(a).  In such event, the right of the Holders to registration pursuant to this Section 6A will be conditioned upon such persons’ participation in such underwriting and the inclusion of such person’s Registrable Securities in the underwriting, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If any participating person disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Holders.

(c)           If a Piggyback Registration relates to an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such registration or prospectus only such number of securities that in the reasonable opinion of such underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (i) first, the securities the Company proposes to sell (if the offering involves a primary offering by the Company), and (ii) second, Registrable Securities of all Holders who have requested registration of Registrable Securities pursuant to Section 6A(a) and any other security holders participating in such registration, pro rata on the basis of the aggregate number of such securities or shares owned by each such person.

7.             MISCELLANEOUS.

(a)           Expenses of Registration.  Except as otherwise provided in the Note Purchase Agreement, all reasonable expenses, other than underwriting discounts and commissions and fees and expenses of counsel and other advisors to each Holder, incurred in connection with the registrations, filings or qualifications described herein, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, the fees and disbursements of counsel for the Company, and the fees and disbursements incurred in connection with the opinion and letter described in paragraph 3(g) hereof, shall be borne by the Company.

(b)           Amendment; Waiver.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended or waived except pursuant to a written instrument executed by the Company and the Holders of at least two-thirds (2/3) of the Registrable Securities into which all of the Note and Warrants then outstanding are convertible or exercisable (without regard to any limitation on such conversion or exercise). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder and the Company.  The failure of any party to exercise any right or remedy under this Agreement or otherwise, or the delay by any party in exercising such right or remedy, shall not operate as a waiver thereof.

(c)           Notices.  Any notice, demand or request required or permitted to be given by the Company or a Holder pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day and (ii) on the next Business Day after timely delivery to a reputable overnight courier, addressed as follows:

If to the Company:

SkyPostal Networks, Inc.
7805 NW 15th Street
Miami, Florida  33126
Attn:           Chief Financial Officer
Tel:           (305) 599-1812
Fax:           (305) 593-0843

with a copy to:

Mazzeo Song & Bradham LLP
708 Third Avenue
New York, New York 10017
Attn:           David S. Song, Esq.
Tel:            (212) 599-0700
Fax:           (212) 599-8400

and, if to a Holder, to such address as shall be designated by such Holder in writing to the Company. Any party may change its address for receiving notice by giving written notice thereof to the other parties in accordance with this paragraph 7(c).

(d)           Assignment.  Upon the transfer of any Note, Warrants or Registrable Securities by a Holder, the rights of such Holder hereunder with respect to such securities so transferred shall be assigned automatically to the transferee thereof, and such transferee shall thereupon be deemed to be a “Holder” for purposes of this Agreement, as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof, and (iii) such transfer is made in accordance with the applicable requirements of the Note Purchase Agreement, the Notes or the Warrants, as applicable.

(e)           Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument.  This Agreement, once executed by a party, may be delivered to any other party hereto by facsimile transmission.

(f)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

(g)           Holder of Record.  A person is deemed to be a Holder whenever such person owns or is deemed to own of record such Registrable Securities.  If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the record owner of such Registrable Securities.

(h)           Entire Agreement. This Agreement and the other Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.  This Agreement and the other Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(i)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j)           Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date first-above written.

SKYPOSTAL NETWORKS, INC

By:
Name:
Title:

LBI INVESTMENTS, LLC

By:	LBI Management II, LLC, its Manager

By:
Name:
Title: